                                                                   EXHIBIT 10.32

       CERTIFICARE OF LOAN BALANCE

       Messrs Asyst Japan Kabushiki Kaisha


Item                    Amount                  Note
                                                Payment
                                                received        March 31, Heisei 13 (2001)
-------------------------------------------------------------
Draft Loan              *300,000,000 yen               *0 yen   We certify that the
-------------------------------------------------------------   balance of the loan
Loan on Deeds                     ** yen               ** yen   secured under your name
-------------------------------------------------------------   is as shown at left.
Overdraft on a/c                  ** yen               ** yen
-------------------------------------------------------------
Loan on BA                        ** yen               ** yen   April 12, Heisei 13 (2001)
-------------------------------------------------------------   Sumitomo Mitui Banking
Commercial Loan                   ** yen               ** yen   Corporation   [Seal]
-------------------------------------------------------------   Shinjyuku Nishiguchi
Documentary draft                 ** yen               ** yen   Branch
-------------------------------------------------------------   Tel:03-3343-0412
Monthly installment               ** yen               ** yen
-------------------------------------------------------------
                                  ** yen               ** yen
-------------------------------------------------------------
                                  ** yen               ** yen
-------------------------------------------------------------

Not valid if the amount is altered.

---------------------------------------------------------------------------------------------
No.       Promissory Note No.CM262745                                              Tokyo1301
-------                   -----------
Revenue   Messrs The Sumitomo Bank Ltd.            Payment Date: yr  month day     0009-259
Stamp     Amount                                   Place of payment
          Three hundred million yen                Shinjyukuku Tokyo
          The above amount will be paid to the     Address of payment
          designated receiver in exchange with     The Sumitomo Bank Ltd.
          this promissory note                     Shinjyuku Nishiguchi Branch
          year        month          day
          Place        2-6-23 Shinyokohama,
                       Kitaku, Yokohamashi
          Address      Asyst Japan K.K.            [Seal]
          Drawer       Representative Director     Asyst Japan
                       Jyosui Nashimoto            K.K.[illegible]
                                                   Representative Director
                               02-1301-0009-289                            62745
---------------------------------------------------------------------------------------------

                        Agreement On Bank Transactions



                            The Sumitomo Bank, LTD.



Client:          Address:

          Name:
                               Do not sign here

                       Name:

                       Title:

Bank: The Sumitomo Bank, Ltd. (acting through its Branch Office with which the Client maintains an account (s)).

                               Do not sign here

                       By:

                       Name:

                       Title:


Each of the above-signed client (the "Client") and The Sumitomo Bank, Ltd. (the "Bank") does hereby agree to be bound by the general terms and conditions set forth in this Agreement on Bank Transactions (hereinafter referred to as "this Agreement") with respect to any and all banking transactions that may hereafter be made by and between them:


Article 1  (Scope of Application)

       (1) Unless otherwise agreed by and between the Client and the Bank, any and all banking transactions that may hereafter be made by and between them including but not limited to all loan transactions, whether evidenced by promissory notes or other evidence of indebtedness, notes and bills discount transactions, overdraft transactions, bank acceptance transactions, foreign exchange transactions and financial derivatives transactions shall be invariably subject to and governed by the terms and conditions set forth in this Agreement.
       (2) Without prejudice to the generality of the foregoing, in the event the Client acts as a guarantor or surety for any third party with respect to any banking transaction which the Bank may make with that third party, it shall be deemed to constitute a banking transaction between the Client and the Bank for all purposes of this Agreement.
       (3) The Client hereby expressly agrees to comply with and to be bound by the terms and conditions set forth herein with respect to any and all obligations he may have under or guaranteed by the Client which may come into the Bank's possession through any transactions with a third party or parties and the performance of his obligations thereunder.

       (4) The Client hereby also expressly agrees that the terms and conditions set forth herein shall apply invariably to any and all banking transactions that he may make with the Bank, whether with its head office or any of its branch offices.


Article 2  (Interest and Default Interest)

       (1) The rate at which interest, discount charges, guarantee fees, handling fees, liquidation charges payable by or refundable to the Client under or with respect to any banking transaction with the Bank shall accrue or the amount thereof determined and the method and date(s) of payment shall be determined from time to time by mutual agreement between the parties hereto; provided that either party hereto may, in case of a change in the financial market conditions or where he or it has just reason to do so, propose to the other that such rate, method and/or date(s) be re-negotiated with the view to adjusting the same to a level generally considered reasonable under the circumstances.
       (2) The Client agrees that in the event he fails to pay the Bank any amount which he owes the Bank on its due date, he shall pay the Bank default interest on the overdue amount, which default interest shall accrue from day to day at the rate of 14% per annum based on a year of 365 days until full payment by the Client of the overdue amount.


Article 3  (Security and Collateral)

       (1) The Client agrees that if any of the following events occurs at any time, he shall, upon the Bank's request, promptly furnish or cause to be furnished to the Bank such security, collateral and/or guarantor(s) or such additional security, collateral and/or guarantor(s) as may be reasonably satisfactory to the Bank:
           (i) In the event the security or collateral previously furnished by or for the Client to the Bank is damaged, destroyed or lost or otherwise its market value decreased due to any cause whatsoever other than a fault on the part of the Bank; or
           (ii) In the event any of the Events of Default mentioned in Article 5(1) or 5(2) hereof occurs with respect to any of the Client's guarantors.
       (2) The Client further agrees that if the Bank finds at any time that it has objective reason to do so for the protection of any of the claims, rights and interests which 8it may have against the Client and, based on such finding, gives the Client written notice disclosing the Bank's reasoning and requesting the Client to take any of the actions set forth in Article 3(1), he shall also comply with such request within the reasonable period specifi4ed in such notice.

Article 4  (Disposition of Security and Collateral)

       (1) In the event the Client fails to pay the Bank any amount which he owes the Bank on its due date, the Bank may enforce the security interest it has in or over any of the property or assets furnished to it by or for the Client hereunder or any part thereof, sell or otherwise dispose of the same in accordance with the applicable statutory procedures or in such other manner and at such time, for such price and under such other terms and conditions as the Bank may consider reasonably proper and apply the proceeds realized therefrom less the costs of such enforcement, sale or disposition to the payment of any and all amounts which the Client then owes the Bank, the statutory priority order of application, if any, notwithstanding. The Client agrees that if any amount still remains unpaid and outstanding after such application, he shall promptly pay the same to the Bank. The Bank agrees that if after such application any excess portion of such net proceeds remains in its hand, it shall promptly pay the same to the person entitled thereto.
       (2) In the event the Client fails to pay the Bank any amount which he owes the Bank on its due date, the Bank may also take the actions mentioned in Article 4(1) above or any of them with respect to any of the Client's movable assets, bills, notes or other securities which are for the time being in its possession.


Article 5  (Events of Default and Acceleration)

       (1) The Client agrees that in case where any of the following Events of Default occurs at any time with respect to him, any and all amounts which he may then owe the Bank shall immediately become due and payable by acceleration without any notice or demand from the Bank, and he shall promptly pay the same to the Bank:
           (i) In the event the Client suspends payment in general or a petition for his bankruptcy, civil rehabilitation, corporate reorganization or arrangement or special liquidation is filed by or against him;
           (ii) In the event he is disqualified by any clearing house (tegata koukanjo) to deal in or with notes or bills; and
           (iii) In the event an order or notice of garnishment or attachment, is dispatched to the Bank at any time with respect to any of his and/or any of his guarantors' deposits with the Bank and/or any amount which the Bank then owes the Client or any of his guarantors.
       (2) The Client further agrees that in case where any of the following Events of Default occurs at any time with respect to him, any and all amounts which he may then owe the Bank shall, upon the Bank's demand, immediately become due and payable by acceleration and he shall promptly pay the same to the Bank:
           (i) In the event he fails to pay any amount which he owes the Bank when it is due;
           (ii) In the event any property furnished to the Bank as security or collateral by or for him becomes subject to an order of garnishment or attachment, or public auction procedures are commenced in respect thereof;
           (iii) In the event he breaches any of the terms and conditions hereof between the parties hereto; and

           (iv) In the event the Bank has objective reason to believe that it is otherwise compelled to declare such acceleration for the protection of any of the claims, rights and interests which it may have against the Client.
       (3) The Client still further agrees that in the event any of the notices or demands mentioned above given or made to make any mount owed by him to the Bank immediately due and payable by acceleration is delayed in delivery or fails to reach its intended recipient due to any fault on his part including but not limited to his failure to inform the Bank of his new address in a timely manner, such amount shall become immediately due and payable by acceleration when such notice or demand would have reached its intended recipient in the ordinary course.


Article 6  (Repurchase of Discounted Bills and Notes)

       (1) The client agrees that in case where any of the Events of Default mentioned in Article 5(1) hereof occurs with respect to him at any time, then he shall promptly buy back from the Bank any and all notes and bills which he has had discounted by the Bank and which still remain outstanding then at their respective face value and fully pay their purchase price to the Bank without any notice or demand from the Bank, and that in case where the drawer or acceptor of any note or bill, as the case may be, which he has had discounted by the Bank fails to pay any amount payable thereunder on its due date or any of the Events of Default mentioned in Article 5(1) hereof occurs with respect to such drawer or acceptor then he shall promptly buy back from the Bank such note and bill at its face value and fully pay its purchase price to the Bank in cash without any notice of demand from the Bank.


       (2) In addition to the foregoing, in the event the Bank at any time has objective reason to believe that it is otherwise compelled to do so for the protection of any of the claims, rights and interests which it may have under or with respect to any outstanding notes or bills discounted by the Bank at the request of the Client and on that basis requests that the Client promptly buy back from the bank all or any of such notes and bills at their respective face value and fully pay their purchase price to the bank in cash, then he shall promptly comply with such request. The Client agrees that in the event any such request made by the Bank is delayed in delivery or fails to reach the Client due to any fault on his part of the nature mentioned in Article 5(3) above, his repurchase obligations with respect to any relevant notes and bills shall become due and payable when such request would have reached him in the ordinary course.


       (3) Unless and until the Client fully performs his repurchase and payment obligations under Articles 6(1) and 6(2) above with respect to any note or bill which he has had discounted by the Bank and which still remains outstanding, the Bank may exercise and enforce any and all rights, claims and interests that it may have as the holder in due course of such note or bill.

       (4) The Client agrees that be shall still buy back from the Bank any notes and bills which he is obliged to buy back from the Bank hereunder at their respective face value and fully pay their purchase price to the Bank, notwithstanding the fact that such notes or bills become null and void due to any failure included therein in the compliance with any of the applicable statutory requirements and/or any harmful entry made therein or that the obligations represented thereby become unenforceable due to any failure in the course of protecting the rights, claims and interests of the beneficiaries thereunder.


Article 7  (Setoff by the Bank)


       (1) In the event the Client is required to pay any amount to the Bank at any time, whether on its agreed due date or as a result of acceleration, as a result of his obligation to buy back any discounted note or bill or otherwise, the Bank may, at its option, set off at any time thereafter any amount which it then owes the Client whether in the form of outstanding deposit or otherwise or whether the same is then due and payable or not, against the first-mentioned amount in their equal amounts.

       (2) In the event the Bank is entitled at any time to set off any sum which the Client may then owe the Bank against any portion of the credit balance of the Client's account with the Bank pursuant to
           Article 7(1) above, it may, at its option, withdraw, and the Client hereby authorizes and empowers the Bank to withdraw on his behalf, an amount equal to such sum from the Client's account and apply the same for the payment of such sum on behalf of the Client instead of exercising its right of setoff.

       (3) In the event the Bank at any time sets off any amount which it owes the Client against any sum due and payable by the Client to the Bank or withdraws any amount from the Client's account to pay such sum pursuant to Article 7(1) or 7(2), interest, discount charges, fees including but not limited to guarantee fees and handling fees, default interests, liquidation charges, on or with respect to such amount or sum shall continue to accrue until the date o which the Bank makes actual calculations for such setoff or withdrawal purposes. Such interest, discount charges, guarantee fees, default interests, liquidation charges, if payable thereon, shall continue to accrue at such reasonable rates as the Bank may then specify in the absence of any agreement between the parties hereto with respect thereto. For the purpose of converting any amount expressed in one currency to another for such setoff or withdrawal purposes, the foreign exchange rate between the two currencies involved quoted by the Bank on such calculation day shall apply.


Article 8  (Setoff by the Client

       (1) The Client may, at any time at its option, use all or any part of any of its deposits with the Bank which are then due and repayable or any other receivable from the Bank then due and payable to set off any sum which he may then owe the Bank in their equal amounts, whether such sum is the due and payable or not, unless he is prohibited by his agreement with the Bank from making any optional prepayment with respect to such sum.

       (2) In the event the Client at any time desires to exercise his right of setoff under Article 8(1) above to set off the amount payable by it under any note or bill which he has had discounted by the Bank at any time before its maturity date, he may do so by assuming the obligation to buy such note or bill back from the Bank at its face value; provided that the Bank shall not have negotiated such note or bill to any third party by that time.

       (3) When the Client at any time sets off any amount which he owes the Bank against all or any part of any of its deposits with the Bank which are then due and repayable or any other receivable from the Bank then due and payable in their equal amounts pursuant to Article 8(1) or 8(2) above, he shall give the Bank written notice to that effect and promptly present to the Bank the relevant deposit certificate, other evidence of the Bank's indebtedness and/or passbook of his account with the Bank.

       (4) In the event the Client at any time sets off any amount which he owes the Bank against any sum due and payable by the Bank to the Client, interest, discount charges, default interests, premiums, collection charges and liquidation charges, if payable, on or with respect to such amount or sum, shall continue to accrue until the date of receipt by the Bank of the Client's notice of setoff. Such interest, discount charges, and handling fees, if payable thereon, shall continue to accrue at such reasonable rates as the Bank may then specify in the absence of any agreement between the parties hereto with respect thereto. It is agreed that for the purpose of converting any amount expressed in one currency to another for such setoff purposes, the foreign exchange rate between the two currencies involved quoted by the Bank on the date which the Bank makes actual calculations for such setoff purposes.



Article 9  (Options Available to the Bank)

        In the event any amount which the Client owes the Bank is evidenced by a note or bill, the Bank may, at its option, enforce the rights, which it may have against the Client with respect to such amount either in its capacity as a creditor of the Client's or the holder in due course of such note or bill or both to collect, recover or set off such amount.


Article 10  (Presentment and Delivery of Bills and Notes)

        (1) In the event the Bank chooses to use any amount which the Client owes it and which is evidenced by a note or bill in its capacity not as the holder in due course of such note or bill but in its capacity as a creditor of the Client's to effectuate setoff or deduct any amount which it then owes the Client pursuant to Article 7, it shall not be required to return the note or bill to him concurrently with such setoff.

        (2) In the event the Client is entitled to request of the Bank return of any note or bill as a result of any setoff or withdrawal effected pursuant to Article 7 or 8, the Client shall visit the Bank to take such note or bill back from the Bank; provided that if such note or bill has not yet become due and payable, the Bank may retain the same in its possession to collect the amount payable thereunder at its maturity without returning the same to him.

        (3) In the event the Bank chooses to use any amount which the Client owes it and which is evidenced by a note or bill in its capacity as the holder in due course of such note or bill to set off or deduct any amount which it then owes the Client pursuant to Article 7, it shall not be required to present or deliver to him such note or bill, if (i) the Bank does not know his whereabouts; (ii) the Client has designated any of the Bank's offices as the place of payment of such note or bill; (iii) it has objective reason to believe that it is practically difficult to and deliver such note or bill back to him; or (iv) it has other justifiable reason to omit its presentment or delivery to him.

        (4) In the event the Client, at any time after any setoff or deduction pursuant to Article 7 or 8, still owes the Bank any amount which is immediately due and payable, if there still remains in the possession of the Bank any note or bill which would have otherwise been returned and released to the Client has any other person or entity who could otherwise been held liable thereunder in addition to the Client, then any Bank may retain such note or bill in its possession and handle and dispose of the same in accordance with
            Article 4.


Article 11   (Designation by the Bank of Order of Application)

        In the event it is found at the time of any payment by the Client or any setoff or deduction made pursuant to Article 7 that any sum paid by the Client is insufficient to fully pay off any and all amounts which the Client then owes the Bank, the Bank may apply such sum or credit balance for the payment of such amounts or any portion thereof in such application order as it may consider appropriate under the circumstances, and the Client shall raise no objections whatsoever to such application; provided that the Bank shall give the Client written notice of such application promptly thereafter.


Article 12  (Designation by the Client of Order of Application)

        (1) If it is found at the time of any setoff made by the Client pursuant to Article 8 that the then current credit balance of the Client's account with the Bank is insufficient to fully pay off any and all amounts which the Client then owes the Bank, the Client may, at his option, designate by written notice to the Bank, the order in which to apply such credit balance for the payment of such amounts or any portion thereof.

        (2) In case of absence of such designation, the Bank may, by written notice to the Client, apply such credit balance for the payment of the amounts which the Client then owes the Bank or any portion thereof in such application order as it may consider appropriate under the circumstances and specify in such notice, and the Client shall raise no objections whatsoever to such application.

        (3) To Article 12(1) above, the Bank may, if it find that compliance with such designation may cause any difficulty in the course of protection of the rights, claims and interests which it may have against the Client, then it shall promptly notify the Client of its objection thereto in writing and thereupon may apply available funds or credit balance for the payment of the amounts which he then owes the Bank or any part thereof in such order of application as it may consider appropriate in view of all the relevant factors including but not limited to the quality and value of the assets, if any, furnished to it as security or collateral by or for the Client, the quality of the guarantors furnished to it by him, if any, the liquidity of such security or collateral, their due dates and prospects for the discounted notes and bills being fully honored on their respective due dates.

        (4) The Bank may, when making any application pursuant to Article 12(2) or 12(3) above at any time, assume for such application purposes that any and all amounts which the Client then owes the Bank but which have not yet become due and payable have nevertheless become immediately due and payable by acceleration and that with respect to those outstanding notes and bills which the Bank shall have discounted or accepted for the Client by that time the Client has irrevocably and unconditionally undertaken to repurchase them or make himself subject to the Bank's right of recourse with respect thereto, should they fail to be honored when due, and the Bank may effectuate such application in such order of application as it may consider appropriate under the circumstances.


Article 13  (Risks and Indemnification)

        (1) The Client agrees that in the event any notes or bills drawn, endorsed, accepted, or guaranteed by the Client or any other instruments executed by him for submission or presentation to the Bank are lost, destroyed, damaged or delayed in arrival due to any unavoidable circumstances such as, incidents, calamities, accidents during transit, he shall pay any and all amounts payable by it thereunder based on the relevant entries maintained in the Bank's records including but not limited to its books of account and vouchers, that he shall, upon the Bank's request, promptly execute and deliver to the Bank substitute notes, bills or instruments and that any and all risks of loss or damage with respect to the foregoing shall always rest with him except those caused by any fault on the part of the Bank.

        (2) The Client agrees that any and all risks of loss or damage caused by any of the unavoidable circumstances mentioned in Article 13(1) above to any of the property and assets provided by or for him to the Bank as security or collateral shall always rest with him except those caused by any fault on the part of the Bank.

        (3) The Client expressly agrees that the Bank may rely on, when executing any banking transaction with or for him, any and all notes, bills and other instruments that may be purportedly made, drawn, executed or accepted by or for the Client, if the Bank is reasonably satisfied, upon comparison with reasonable care his seal or signature affixed thereto with his authorized seal or signature appearing on the up-to-date authorized seal or signature card submitted by him to and in the possession of the Bank, that his seal or signature thereunto affixed is his genuine authorized seal or signature; that he shall indemnify and hold the Bank harmless from and against any and all losses and damage resulting out of any forgery or any unauthorized use of his seal or signature or other irregularity involved in such notes, bills, or instruments notwithstanding; and that he shall remain to be bound by its obligations under such notes, bills and instruments in accordance with the terms and conditions thereof written or printed thereon.

        (4) The Client shall be fully and solely liable for any and all costs and expenses that may be incurred by or for the Bank for the enforcement or protection of any of the rights, claims and interests which the Bank may have against the Client hereunder, enforcement or disposition of any of the property or assets provided by or for him to the Bank as security or collateral hereunder or those incurred by the Bank for helping the Client protect any of his own rights, claims and interests.

Article 14  (Subsequent Changes in Registered Matters)

        (1) The Client agrees that when there arises any change in any of the matters previously registered or notified to or with the Bank hereunder including but not limited to his authorized seal or signature, name, corporate name, the name of his representative officer or any of his authorized signatories and his address, he shall promptly notify the Bank of such change in writing.

        (2) If any notice or other communication issued or sent by the Bank hereunder to the Client shall have been delayed in delivery or failed to reach him because of any failure on his part including but not limited to his failure to notify the Bank of any such change in a timely manner, the same shall nevertheless be deemed to have reached him at the time when the same would have otherwise reached in the ordinary course of mail.


Article 15  (Reporting and Investigation)

        (1) The Client agrees that he shall periodically furnish copies of his latest financial statements such as but without limitation balance sheets and income statements.
        (2) The Client agrees that he shall, from time to time upon the Bank's request, furnish or render the Bank with such documents, reports, services and/or facilities as may be consider reasonably necessary to enable it to check his financial position, operational conditions and his business performance.
        (3) The Client agrees that in the event there arises any substantially adverse change in his financial position, operational conditions and/or business performance, he shall promptly notify the Bank thereof.


Article 16  (Termination)

        As long as the Client owes the Bank no outstanding amount of any kind whatsoever hereunder any more, then he may terminate this Agreement effective immediately by giving the Bank written notice to that effect.


Article 17  (Court of Competent Jurisdiction and Governing Laws)

        (1) This Agreement and any and all transactions made or contemplated hereunder shall be governed by and construed in accordance with the laws of Japan.
        (2) Any court having jurisdiction over the place where the Bank's head office or its particular branch office whose name is first above written is from time to time located shall have the jurisdiction over any and all legal proceedings that may become necessary to solve any and all disputes arising out of or in connection with any transactions made or contemplated hereunder.

N.B.

        1. In this Agreement, words importing the singular number only shall include the plural number, and vice versa; words importing masculine gender only shall include the feminine gender; and words importing persons shall include corporations; and
        2. This translation is for the convenience purpose only, and, therefore, in case of any discrepancy or conflict between the original Japanese text of this Agreement and this translation, the former shall always prevail.

                              Letter of Guarantee



                                                   Dated:_______________________


To:  Messrs. The Sumitomo Bank, Limited

Borrower:     (Name of the Corporation)

              Asyst Japan, Inc.
              -----------------
              (Address)

              Kaneko Dai - 2 Bldg., 2-6-23 Shin-Yokohama, Kohoku-ku Yokohama-shi
              ------------------------------------------------------------------
              Kanagawa 222-0033
              -------------------------------------------
              (By)                (Title)

              Takezumi Nashiki, Representative Director
              -----------------------------------------
              (Signature)


              -------------------------------------


Guarantor:    (Name of the Corporation)

              Asyst Technologies, Inc.
              ------------------------
              (Address)

              48761 Kato Road, Fremont, CA 94538
              -----------------------------------
              (By)                (Title)

              Douglas McCutcheon
              -----------------------
              (Signature)

              /s/ Douglas McCutcheon
              -----------------------

I/We, the above-signed guarantor (hereinafter referred to as the "Guarantor") hereby guarantee to the Bank, jointly and severally with the above-signed borrower (hereinafter referred to as the "Borrower"), the full and punctual payment when due of any and all accounts that the Borrower now owes or may hereafter owe to the Bank under any transaction and/or contracts that the Borrower has heretofore made or may hereafter make with the Bank, and the complete observance, fulfillment and performance by the Borrower of all of the other obligations on its part to be observed, fulfilled or performed thereunder, all pursuant to the terms and conditions set forth in this Guaranty and in the Agreement on Bank Transactions ("ABT") between the

Borrower and the Bank dated November 13, 2000, as from time to time amended,
                            -----------------
which are all incorporated herein by this reference and shall constitute an integral part hereof.


Article 1. The Guarantor's liability hereunder shall not at any time exceed Yen Three Hundred Million (Yen 300,000,000)
---------------------------------------

Article 2. This Guaranty shall remain in full force and affect until and including December 31, 2001. Without limiting the generality of the foregoing,
          -----------------
this Guaranty shall cover any and all amounts that the Borrower now owes or may, at any time on or before such date, owe to the Bank under any transactions and/or contracts made by and between the Borrower and the Bank at any time before or after the date hereof. It is expressly agreed that this Guaranty shall also cover, subject to the limitation of the Guarantor's liability hereunder set forth in Article 1 hereof, any and all interest, default interest and other charges that may incur on or with respect to the principal of the amounts covered by this Guaranty.

Article 3. The Guarantor agrees that it shall not in any way be released from any of his obligations under this Guaranty if the Bank, at any time at its sole discretion, permits any change to be made to or release any of the collateral and/or guarantees provided by the Borrower or any third party hereunder.

Article 4. The Guarantor agrees that it shall not be entitled to claim that set-off be made between any amount which the Borrower may owe to the Bank and any amounts which the Borrower may have on deposit or account with the Bank.

Article 5. The Guarantor agrees that it shall not be entitled to exercise any right of subrogation which it may acquire due to its payment of any or all of the Borrower's obligations without the Bank's prior consent as long as the Borrower continues to deal with the Bank and that in the event the Guarantor is so requested by the Bank at any time during the term hereof, the Guarantor shall assign to the Bank free of charge any right, lien and/or priority to which it may be entitled against the Borrower or any of its assets.

Article 6.

6.1 The Guarantor agrees and acknowledges that no other guaranty, if any, provided by the Guarantor to the Bank with respect to any other obligation of the Borrower to the Bank under any other contract or agreement shall in any way be affected by this Guaranty, and that if, at the time of execution and delivery of this Guaranty, any other guaranty in the form of limited guaranty shall have already been provided to the Bank by the Guarantor in connection with any transaction made or contemplated between the Borrower and the Bank, the amount covered by this Guaranty shall not be deemed to be a party of, but be deemed in addition to such limited guaranty for the purpose of such limited guaranty.

6.2 The Guarantor further agrees and acknowledges that the same shall apply in case where the Guarantor provides any other or further guaranty to the Bank at any time in the future in connection with any transaction made or contemplated between the Bank and the Borrower.

(All questions that may arise within or without courts of law in regard to the meaning of the words, provisions and stipulations of this Guarantee shall be decided in accordance with the Japanese text.)